Exhibit 31.2
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen J. Girsky, certify that:

1.I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Nikola Corporation; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.[Intentionally omitted.]

4.[Intentionally omitted.]

5.[Intentionally omitted.]

Date: March 1, 2024	/s/ Stephen J. Girsky
Stephen J. Girsky
President, Chief Executive Officer, and Acting Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)